SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): January 31, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



      New Jersey                     1-87                   16-0417150
------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
                       (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code (585) 724-4000
                                                           -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On January 31, 2006, Eastman Kodak Company issued a press release, which provided updated information relating to its fourth quarter 2005 earnings announcement and related investor presentation on January 30, 2006. In its fourth quarter 2005 earnings announcement and related investor presentation on January 30, 2006, Eastman Kodak Company provided 2006 digital revenue growth and digital earnings projections, which it reconciled to the most directly comparable GAAP financial measures in the related attached appendices. Those reconciliations were subsequently determined to have included errors. The corrected reconciliations were included in the January 31, 2006 press release, which is attached as Exhibit 99.1 to this report.

Within the attached press release, the Company makes reference to certain non-GAAP financial measures including projected 2006 "Digital revenue growth" and projected 2006 "Digital earnings" which have directly comparable GAAP financial measures. The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K.
The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Kodak's results of operations are as follows:

Digital revenue growth / Digital earnings - In the Company's earnings release for the second quarter of 2005 that was issued on July 20, 2005, the Company indicated that, due to the ongoing digital transformation, management would view the Company's performance based on the following three key metrics: digital revenue growth, digital earnings growth and the generation of cash. These three key metrics were reemphasized in the Company's investor presentation on September 28, 2005 and in the Company's January 30, 2006 earnings release for the fourth quarter of 2005. These digital measures form the basis of internal management performance expectations and certain incentive compensation.
Accordingly, these digital measures are presented so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company against its key metrics on a year-over-year basis, as the Company undergoes this digital transformation.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------
 (c)   Exhibits
       --------

  Exhibit 99.1  Press release issued January 31,          Furnished with
                2006 which corrects certain               this document
	        previously provided GAAP
                reconciliation items

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EASTMAN KODAK COMPANY



                                        By: /s/ Richard G. Brown, Jr.
                                        -----------------------------
                                        Name: Richard G. Brown, Jr.
                                        Title: Controller


Date:  February 1, 2006




                                  EXHIBIT INDEX
                                  -------------



Exhibit No.             Description
----------              ------------

99.1 Press release issued January 31, 2006 which corrects certain previously provided GAAP reconciliation items